UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 5, 2010

Performance Capital Management, LLC
(Exact name of registrant as specified in its charter)

California	0 – 50235	03-0375751
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7001 Village Drive, Suite 255
Buena Park, California	90621
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:     (714) 736-3790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Dissolution

On March 5, 2010, Performance Capital Management, LLC (the “Company”) filed a Certificate of Dissolution with the Secretary of State of the State of California (the “Secretary”). The filing of the Certificate of Dissolution was completed in accordance with the previously announced plan of dissolution of the Company that was approved by the Company’s members in February 2010. The effective date of the dissolution will be the date the Certificate of Dissolution was filed with the Secretary, unless otherwise determined by the Secretary. The Company is not to continue business except so far as necessary for the winding up of its affairs.

On March 29, 2010, the Company filed a Certificate of Cancellation of Articles of Organization with the Secretary. The filing will be effective upon the completion of the Company’s winding up of its affairs, and, at that point, the Company will no longer be in existence. Until then, the Company, though dissolved, continues to exist for the purpose of winding up its affairs, prosecuting and defending actions by or against it in order to collect and discharge obligations, disposing of and conveying its property, and collecting and dividing its assets. The Company has paid or is making arrangements to pay its outstanding material obligations known to it at this time.

Matterhorn Financial Services, LLC, a wholly-owned subsidiary of the Company, plans to file a Certificate of Dissolution and a Certificate of Cancellation with the Secretary some time in April 2010. Once effective, Matterhorn Financial Services, LLC will no longer be in existence.

No action or proceeding to which the Company is a party abates by the dissolution of the Company or by reason of proceedings for the winding up and dissolution of the Company. Any assets inadvertently or otherwise omitted from the winding up continue in the Company for the benefit of the persons entitled thereto upon dissolution and on realization shall be distributed accordingly. All causes of action against a member of the Company are extinguished unless the claimant commences a proceeding to enforce the cause of action against a member of the Company prior to the earlier of the following: (A) the expiration of the statute of limitations applicable to the cause of action; or (B) four (4) years after the effective date of the dissolution of the Company, which will be in 2014.

Legal Proceedings

Two of the three pending lawsuits filed against the Company have been settled.

On July 9, 2009, a class action lawsuit was filed against Performance Capital Management, LLC in the United States District Court for the Eastern District of New York. Plaintiff, on behalf of herself and a proposed class, claimed that the Company violated the Fair Debt Collection Practices Act, 15 U.S.C. Section 1692 et seq. with respect to its debt collection practices. This lawsuit was previously disclosed by the Company in its report on Form 10-Q for the period ended September 30, 2009, and filed with the SEC on November 20, 2009. No class was certified. The Company settled this lawsuit on April 8, 2010. The Company paid approximately $13,500 in connection with the lawsuit, which represents its deductible under its errors and omissions insurance policy. The lawsuit has been dismissed with prejudice.

On November 10, 2009, a purported class action lawsuit was filed against the Company in the United States District Court for the District of Massachusetts, Boston Division, on behalf of Ronald A. Luippold and a broad proposed class of debtors (“Plaintiffs”). Plaintiffs claimed that the Company violated the Fair Debt Collection Practices Act, 15 U.S.C. Section 1692 et seq. with respect to its debt collection practices. This lawsuit was previously disclosed by the Company in its report on Form 8-K dated January 7, 2010, and filed with the SEC on January 13, 2010. The Company settled this lawsuit on March 25, 2010. The Company paid approximately $50,000 in connection with the lawsuit, which represents its deductible under its errors and omissions insurance policy. The lawsuit has been dismissed with prejudice.

The remaining pending lawsuit against the Company is a class action suit that was filed in Orange County Superior Court in Santa Ana, California on June 3, 2009. Plaintiffs claim that the Company has violated the Consumer Credit Reporting Agencies Act with respect to information about the plaintiffs that the Company furnished to consumer reporting agencies. Plaintiffs seek injunctive relief, actual and punitive damages to be determined by the court, attorney’s fees and court costs. The class has not been certified and the number of members of the proposed class continues to decrease. This lawsuit was previously disclosed by the Company in its report on Form 10-Q for the period ended September 30, 2009, and filed with the SEC on November 20, 2009. The merits of the case have not yet been determined. The Company expects to prevail in this lawsuit if it proceeds to trial; however, as litigation is inherently unpredictable, there can be no assurance in this regard.

Forms K-1

Forms K-1 for the year ended December 31, 2009 were sent to the Company’s members and economic interest owner on or about April 2, 2010. A final Form K-1 will be sent to each of the Company’s members and the economic interest owner for the period from January 1, 2010 to the date when the Company’s books are closed.

Periodic Reports

On March 8, 2010, the Company’s Board of Directors determined that the Company would not file any further Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q. At that time, the Board also determined that it would continue to file Current Reports on Form 8-K upon the occurrence of any events that are material to the Company up to the effective date of the Company’s Certificate of Cancellation.

FORWARD-LOOKING STATEMENTS

Except for the historical information presented in this document, the matters discussed in this Form 8-K or otherwise incorporated by reference into this document contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements can be identified by the use of forward-looking terminology such as “believes,” “plans,” “expects,” “may,” “will,” “intends,” “should,” “plan,” “assume” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by Performance Capital Management, LLC (the “Company”). You should not place undue reliance on forward-looking statements. Forward-looking statements involve risks and uncertainties. The actual results that we achieve may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and we assume no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Company in this report on Form 8-K and in the Company’s other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect our business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE CAPITAL MANAGEMENT, LLC

April 19, 2010	By:	/s/ Les Bishop
(Date)		Les Bishop
Its: Chairman of the Board